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                                                                    EXHIBIT 10.1

                                                       May 24, 2002



United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549
U.S.A.

Ladies and Gentlemen:

This is to confirm that our statutory auditors, Barbier Frinault & Associes, member of Andersen, have provided us with a letter dated May 24, 2002 with respect to their audit of the consolidated financial statements of Havas and its subsidiaries as of December 31, 2001 and for the year then ended, and their report thereon dated May 24, 2002, in which they represented that this audit was subject to the quality control system of Barbier Frinault & Associes for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Barbier Frinault & Associes personnel working on the audit, availability of U.S. national office consultation of Andersen, and availability of personnel at foreign affiliates of Andersen to conduct the relevant portions of the audit.

Sincerely yours,


HAVAS

By:    /s/ Jacques Herail
       -------------------------------------
       Name:   Jacques Herail
       Title:  Executive Vice President and
               Chief Financial Officer